TRANSAMERICA IDEX MUTUAL FUNDS
Supplement dated January 25, 2008 to the Prospectus dated December 27, 2006
TA IDEX UBS Dynamic Alpha
The following information supplements and replaces the first paragraph on page 19 of the prospectus under the section “Portfolio Manager:”
Edwin Denson, Thomas Clarke and Neil Williams are the lead portfolio managers for the fund. Messrs. Denson, Clarke and Williams have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests. Mr. Denson and Mr. Williams, as senior portfolio managers for the fund, have responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Clarke, as senior portfolio manager for the fund, has responsibility for setting the currency strategies and making all currency decisions for the fund, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies.
Edwin Denson is an Executive Director and has been a senior asset allocation analyst at UBS since 2005. Mr. Denson is a member of the Asset Allocation Analysis and Strategy team. Previously, he served as director and asset allocation analyst with UBS since 2001. Mr. Denson has been involved with the management of the fund’s portfolio since its inception and assumed his present role in 2007.
Thomas Clarke is a Managing Director and Head of Currency Analysis and Strategy at UBS. Mr. Clarke has been an investment professional at UBS since 2000. Mr. Clarke has been involved with the management of the fund’s portfolio since its inception and assumed his present role in 2007.
Neil Williams is a Managing Director and has been Head of Asset Allocation at UBS since 2003. Mr. Williams has been involved with the management of the fund’s portfolio since its inception and assumed his present role in 2007.
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Investors Should Retain this Supplement for Future Reference